UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
              (Date of earliest event reported): November 12, 2002

                           OCWEN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



          Florida                     0-21341                    65-0039856
      (State or other               (Commission               (I.R.S. Employer
       jurisdiction                 File Number)             Identification No.)
     of incorporation)



                              The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
                (Address of principal executive office)(Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000



                                       N/A
          (Former name or former address, if changed since last report)







                                  Page 1 of 10
                             Exhibit Index on Page 4

Item 5.  Other Events


The news release of the Registrant dated November 12, 2002, announcing its third quarter 2002 results is attached hereto and filed herewith as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

  (a) - (b)   Not applicable.


  (c)         Exhibits

              The following exhibits are filed as part of this report:

              99.1 Text of a press release by the Registrant dated November 12, 2002.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           OCWEN FINANCIAL CORPORATION
                           (Registrant)


                           By: /s/ MARK S. ZEIDMAN
                               -------------------------------------------------
                               Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



Date:    November 12, 2002


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

INDEX TO EXHIBIT



  Exhibit No.     Description                                              Page
  -----------     -----------                                              ----

     99.1         News release of Ocwen Financial Corporation, dated         5
                  November 12, 2002, announcing its third quarter
                  2002 results and certain other information.


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